Exhibit 10.1

EXECUTION COPY

FOURTH AMENDMENT AND CONSENT

FOURTH AMENDMENT AND CONSENT, dated as of December 29, 2004 (the “Amendment”), to the SECOND AMENDED AND RESTATED CREDIT AGREEMENT, dated as of March 20, 2003 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among NORCROSS SAFETY PRODUCTS L.L.C., a Delaware limited liability company (“NSP”), NORTH SAFETY PRODUCTS INC., a Delaware corporation (“North Safety”), MORNING PRIDE MANUFACTURING L.L.C., a Delaware limited liability company (“Morning Pride,” together with NSP and North Safety, the “U. S. Borrowers”), NORTH SAFETY PRODUCTS LTD., a company organized and existing under the laws of Ontario (“North Safety Canada” and, together with the U.S. Borrowers, the “Borrowers”), the several banks and other financial institutions or entities from time to time parties thereto (the “U.S. Lenders”), CANADIAN IMPERIAL BANK OF COMMERCE (the “Canadian Lender”), GENERAL ELECTRIC CAPITAL CORPORATION, as documentation agent (in such capacity, the “Documentation Agent”), CANADIAN IMPERIAL BANK OF COMMERCE, as syndication agent (in such capacity, the “Syndication Agent”) and FLEET NATIONAL BANK, as administrative agent (in such capacity, the “Administrative Agent”).

W I T N E S S E T H:

WHEREAS, the Borrowers have requested that the Lenders agree to amend one provision of the Credit Agreement and consent to non-compliance with certain other provisions of the Credit Agreement; and

WHEREAS, the Lenders are willing to amend such provision and consent to such non-compliance on and subject to the terms and conditions herein;

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by each of the parties hereto, the parties agree as follows:

SECTION 1.           Amendment to Section 7.6 of the Credit Agreement.  Section 7.6 of the Credit Agreement is hereby amended by deleting the amount “$600,000” included in Section 7.6(c) and substituting in lieu thereof the amount “$1,000,000”.

SECTION 2.           Consents.  The Lenders hereby consent that, so long as no Default or Event of Default shall have occurred and be continuing, Holdco, together with its U.S. Wholly Owned Subsidiary, NSP Holdings Capital Corp., may, on or before the day that is 120 days after the date hereof, issue its Senior Notes due 2011 pursuant to an indenture made in connection therewith in an aggregate principal amount not to exceed $100,000,000; provided that the interest on such Notes shall be payable in kind during the first five years following the date of issue thereof and the other terms of which shall be reasonably satisfactory to the Administrative

Agent; and provided, further, that at least $60,000,000 of the Net Cash Proceeds therefrom shall be used to make distributions to Holdco’s preferred equity holders.

SECTION 3.           Representations and Warranties.  The Borrowers jointly and severally represent and warrant that the representations and warranties made by the Borrowers in Section 4 of the Credit Agreement, after giving effect to this Amendment and the transactions contemplated hereby, are true and correct in all material respects, except where such representations and warranties relate to an earlier date in which case such representations and warranties are true and correct in all material respects as of such earlier date.  The Borrowers jointly and severally represent and warrant that, after giving effect to this Amendment, no Default or Event of Default has occurred and is continuing.

SECTION 4.           Effectiveness.  This Amendment shall be effective on and as of the date of this Amendment at such time that (a) it shall have been executed and delivered by the Required Lenders, (b) the Acknowledgment and Consent attached hereto shall have been executed and delivered by each Guarantor and (c) the Administrative Agent shall have received on behalf of each Lender which shall have executed and delivered this Amendment on or before 12:00 noon on December 29, 2004 an amendment fee in an amount equal to 0.10% of the sum of the Term Loans, U.S. Revolving Credit Commitment and Canadian Commitment of such Lender (with any amount denominated in Canadian Dollars being converted to Dollars at the Equivalent thereof on December 29, 2004).

SECTION 5.           Continuing Effect of Credit Agreement.  This Amendment shall not constitute a waiver, amendment or modification of any other provision of the Credit Agreement not expressly referred to herein and shall not be construed as a waiver or consent to any further or future action on the part of the Borrowers that would require a waiver or consent of the Lenders or the Administrative Agent.  Except as expressly amended or modified herein, the provisions of the Credit Agreement are and shall remain in full force and effect.

SECTION 6.           Counterparts.  This Amendment may be executed by one or more of the parties to this Amendment on any number of separate counterparts (including by facsimile transmission), and all of said counterparts taken together shall be deemed to constitute one and the same instrument.  A set of the copies of this Amendment signed by all the parties shall be lodged with NSP and the Administrative Agent.

SECTION 7.           Payment of Expenses.  The Borrowers agree, jointly and severally, to pay or reimburse the Administrative Agent for all of its reasonable out-of-pocket costs and expenses incurred in connection with the development, preparation and execution of this Amendment and any other documents prepared in connection herewith, and the consummation and administration of the transactions contemplated hereby, including, without limitation, the reasonable fees and disbursements of counsel to the Administrative Agent.

SECTION 8.           GOVERNING LAW.  THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective duly authorized officers as of the day and year first herein written.

NORCROSS SAFETY PRODUCTS L.L.C.

By:	/s/ David F. Myers, Jr.
	Name:	DAVID F. MYERS, JR.
	Title:	EVP/CFO

NORTH SAFETY PRODUCTS INC.

By:	/s/ David F. Myers, Jr.
	Name:	DAVID F. MYERS, JR.
	Title:	EVP/CFO

MORNING PRIDE MANUFACTURING L.L.C.

By:	/s/ David F. Myers, Jr.
	Name:	DAVID F. MYERS, JR.
	Title:	EVP/CFO

NORTH SAFETY PRODUCTS LTD.

By:	/s/ David F. Myers, Jr.
	Name:	DAVID F. MYERS, JR.
	Title:	EVP/CFO

FLEET NATIONAL BANK, as Administrative Agent and as a U.S. Lender

By:	/s/ Peter van der Horst
	Name:	Peter van der Horst
	Title:	Director

CANADIAN IMPERIAL BANK OF COMMERCE, solely as Syndication Agent

By:	/s/ Gerald Girardi
	Name:	GERALD GIRARDI
	Title:	EXECUTIVE DIRECTOR
CIBC WORLD MARKETS CORP., AS AGENT

GENERAL ELECTRIC CAPITAL CORPORATION, as Documentation Agent and as a U.S. Lender

By:	/s/ Eric Schaefer
	Name:	Eric Schaefer
	Title:	Duly Authorized Signatory

CANADIAN IMPERIAL BANK OF COMMERCE, solely as Canadian Lender

By:	/s/ Gerald Girardi
	Name:	GERALD GIRARDI
	Title:	EXECUTIVE DIRECTOR
CIBC WORLD MARKETS CORP., AS AGENT

CIBC INC., as a U.S. Lender

By:	/s/ Gerald Girardi
	Name:	GERALD GIRARDI
	Title:	EXECUTIVE DIRECTOR
CIBC WORLD MARKETS CORP., AS AGENT

Signature page to the FOURTH AMENDMENT AND CONSENT, dated as of December 29, 2004 (this “Amendment”), to the Second Amended and Restated Credit Agreement, dated as of March 20, 2003, as amended (as so amended, the “Credit  Agreement”), among NORCROSS SAFETY PRODUCTS L.L.C., a Delaware limited liability company (“NSP”), NORTH SAFETY PRODUCTS INC., a Delaware corporation (“North Safety”), MORNING PRIDE MANUFACTURING L.L.C., a Delaware limited liability company (“Morning Pride,” together with NSP and North Safety, the “U.S. Borrowers”), NORTH SAFETY PRODUCTS LTD., a company organized and existing under the laws of Ontario (“North Safety Canada” and, together with the U.S. Borrowers, the “Borrowers”), the several banks and other financial institutions or entities from time to time parties thereto (the “U. S. Lenders”), CANADIAN IMPERIAL BANK OF COMMERCE (the “Canadian Lender”), GENERAL ELECTRIC CAPITAL CORPORATION, as documentation agent (in such capacity, the “Documentation Agent”), CANADIAN IMPERIAL BANK OF COMMERCE, as syndication agent (in such capacity, the “Syndication Agent”) and FLEET NATIONAL BANK, as administrative agent (in such capacity, the “Administrative Agent”).

ANTARES CAPITAL CORPORATION

By:	/s/ David Mahon
	Name:	David Mahon
	Title:	Director

Signature page to the FOURTH AMENDMENT AND CONSENT, dated as of December 29, 2004 (this “Amendment”), to the Second Amended and Restated Credit Agreement, dated as of March 20, 2003, as amended (as so amended, the “Credit Agreement”), among NORCROSS SAFETY PRODUCTS L.L.C., a Delaware limited liability company (“NSP”), NORTH SAFETY PRODUCTS INC., a Delaware corporation (“North Safety”), MORNING PRIDE MANUFACTURING L.L.C., a Delaware limited liability company (“Morning Pride,” together with NSP and North Safety, the “U.S. Borrowers”), NORTH SAFETY PRODUCTS LTD., a company organized and existing under the laws of Ontario (“North Safety Canada” and, together with the U.S. Borrowers, the “Borrowers”), the several banks and other financial institutions or entities from time to time parties thereto (the “U. S. Lenders”), CANADIAN IMPERIAL BANK OF COMMERCE (the “Canadian Lender”), GENERAL ELECTRIC CAPITAL CORPORATION, as documentation agent (in such capacity, the “Documentation Agent”), CANADIAN IMPERIAL BANK OF COMMERCE, as syndication agent (in such capacity, the “Syndication Agent”) and FLEET NATIONAL BANK, as administrative agent (in such capacity, the “Administrative Agent”).

ANTARES FUNDING, L.P.

By:	JPMorgan Chase Bank, as trustee of the Antares Funding Trust created under the Trust Agreement dated as of November 30, 1999.

By:	/s/ Greg Sheehan
	Name:	Greg Sheehan
	Title:	Vice President

APEX (IDM) CDO I, LTD.
ELC (CAYMAN) LTD. CDO SERIES 1999-I
ELC (CAYMAN) LTD. 1999-III
ELC (CAYMAN) LTD. 2000-I
TRYON CLO LTD. 2000-I
By: Babson Capital Management LLC as Collateral Manager

By:	/s/ Glenn P Duffy
	Name:	GLENN P DUFFY, CFA
	Title:	Managing Director

Signature page to the FOURTH AMENDMENT AND CONSENT, dated as of December 29, 2004 (this “Amendment”), to the Second Amended and Restated Credit Agreement, dated as of March 20, 2003, as amended (as so amended, the “Credit Agreement”), among NORCROSS SAFETY PRODUCTS L.L.C., a Delaware limited liability company (“NSP”), NORTH SAFETY PRODUCTS INC., a Delaware corporation (“North Safety”), MORNING PRIDE MANUFACTURING L.L.C., a Delaware limited liability company (“Morning Pride,” together with NSP and North Safety, the “U.S. Borrowers”), NORTH SAFETY PRODUCTS LTD., a company organized and existing under the laws of Ontario (“North Safety Canada” and, together with the U.S. Borrowers, the “Borrowers”), the several banks and other financial institutions or entities from time to time parties thereto (the “U. S. Lenders”), CANADIAN IMPERIAL BANK OF COMMERCE (the “Canadian Lender”), GENERAL ELECTRIC CAPITAL CORPORATION, as documentation agent (in such capacity, the “Documentation Agent”), CANADIAN IMPERIAL BANK OF COMMERCE, as syndication agent (in such capacity, the “Syndication Agent”) and FLEET NATIONAL BANK, as administrative agent (in such capacity, the “Administrative Agent”).

BRYN MAWR CLO, LTD.
By: Deerfield Capital Management LLC as its Collateral Manager

By:	/s/ Matt Stouffer
	Name:	Matt Stouffer
	Title:	Senior Vice President

Signature page to the FOURTH AMENDMENT AND CONSENT, dated as of December 29, 2004 (this “Amendment”), to the Second Amended and Restated Credit Agreement, dated as of March 20, 2003, as amended (as so amended, the “Credit Agreement”), among NORCROSS SAFETY PRODUCTS L.L.C., a Delaware limited liability company (“NSP”), NORTH SAFETY PRODUCTS INC., a Delaware corporation (“North Safety”), MORNING PRIDE MANUFACTURING L.L.C., a Delaware limited liability company (“Morning Pride,” together with NSP and North Safety, the “U.S. Borrowers”), NORTH SAFETY PRODUCTS LTD., a company organized and existing under the laws of Ontario (“North Safety Canada” and, together with the U.S. Borrowers, the “Borrowers”), the several banks and other financial institutions or entities from time to time parties thereto (the “U. S. Lenders”), CANADIAN IMPERIAL BANK OF COMMERCE (the “Canadian Lender”), GENERAL ELECTRIC CAPITAL CORPORATION, as documentation agent (in such capacity, the “Documentation Agent”), CANADIAN IMPERIAL BANK OF COMMERCE, as syndication agent (in such capacity, the “Syndication Agent”) and FLEET NATIONAL BANK, as administrative agent (in such capacity, the “Administrative Agent”).

Centurion CDO II, Ltd.
By: American Express Asset Management Group, Inc. as Collateral Manager
[NAME OF LENDER]

By:	/s/ Vincent P. Pham
	Name:	Vincent P. Pham
	Title:	Director-Operations

Signature page to the FOURTH AMENDMENT AND CONSENT, dated as of December 29, 2004 (this “Amendment”), to the Second Amended and Restated Credit Agreement, dated as of March 20, 2003, as amended (as so amended, the “Credit Agreement”), among NORCROSS SAFETY PRODUCTS L.L.C., a Delaware limited liability company (“NSP”), NORTH SAFETY PRODUCTS INC., a Delaware corporation (“North Safety”), MORNING PRIDE MANUFACTURING L.L.C., a Delaware limited liability company (“Morning Pride,” together with NSP and North Safety, the “U.S. Borrowers”), NORTH SAFETY PRODUCTS LTD., a company organized and existing under the laws of Ontario (“North Safety Canada” and, together with the U.S. Borrowers, the “Borrowers”), the several banks and other financial institutions or entities from time to time parties thereto (the “U. S. Lenders”), CANADIAN IMPERIAL BANK OF COMMERCE (the “Canadian Lender”), GENERAL ELECTRIC CAPITAL CORPORATION, as documentation agent (in such capacity, the “Documentation Agent”), CANADIAN IMPERIAL BANK OF COMMERCE, as syndication agent (in such capacity, the “Syndication Agent”) and FLEET NATIONAL BANK, as administrative agent (in such capacity, the “Administrative Agent”).

Centurion CDO VI, Ltd.
By: American Express Asset Management Group, Inc. as Collateral Manager
[NAME OF LENDER]

By:	/s/ Vincent P. Pham
	Name:	Vincent P. Pham
	Title:	Director-Operations

Signature page to the FOURTH AMENDMENT AND CONSENT, dated as of December 29, 2004 (this “Amendment”), to the Second Amended and Restated Credit Agreement, dated as of March 20, 2003, as amended (as so amended, the “Credit Agreement”), among NORCROSS SAFETY PRODUCTS L.L.C., a Delaware limited liability company (“NSP”), NORTH SAFETY PRODUCTS INC., a Delaware corporation (“North Safety”), MORNING PRIDE MANUFACTURING L.L.C., a Delaware limited liability company (“Morning Pride,” together with NSP and North Safety, the “U.S. Borrowers”), NORTH SAFETY PRODUCTS LTD., a company organized and existing under the laws of Ontario (“North Safety Canada” and, together with the U.S. Borrowers, the “Borrowers”), the several banks and other financial institutions or entities from time to time parties thereto (the “U. S. Lenders”), CANADIAN IMPERIAL BANK OF COMMERCE (the “Canadian Lender”), GENERAL ELECTRIC CAPITAL CORPORATION, as documentation agent (in such capacity, the “Documentation Agent”), CANADIAN IMPERIAL BANK OF COMMERCE, as syndication agent (in such capacity, the “Syndication Agent”) and FLEET NATIONAL BANK, as administrative agent (in such capacity, the “Administrative Agent”).

Citicorp Insurance and Investment Trust
By: Travelers Asset Management International Company LLC

By:	/s/ Allen Cantrell
	Name:	Allen Cantrell
	Title:	Investment Officer

Signature page to the FOURTH AMENDMENT AND CONSENT, dated as of December 29, 2004 (this “Amendment”), to the Second Amended and Restated Credit Agreement, dated as of March 20, 2003, as amended (as so amended, the “Credit Agreement”), among NORCROSS SAFETY PRODUCTS L.L.C., a Delaware limited liability company (“NSP”), NORTH SAFETY PRODUCTS INC., a Delaware corporation (“North Safety”), MORNING PRIDE MANUFACTURING L.L.C., a Delaware limited liability company (“Morning Pride,” together with NSP and North Safety, the “U.S. Borrowers”), NORTH SAFETY PRODUCTS LTD., a company organized and existing under the laws of Ontario (“North Safety Canada” and, together with the U.S. Borrowers, the “Borrowers”), the several banks and other financial institutions or entities from time to time parties thereto (the “U. S. Lenders”), CANADIAN IMPERIAL BANK OF COMMERCE (the “Canadian Lender”), GENERAL ELECTRIC CAPITAL CORPORATION, as documentation agent (in such capacity, the “Documentation Agent”), CANADIAN IMPERIAL BANK OF COMMERCE, as syndication agent (in such capacity, the “Syndication Agent”) and FLEET NATIONAL BANK, as administrative agent (in such capacity, the “Administrative Agent”).

Citigroup Investments Corporate Loan Fund Inc.
By: Travelers Asset Management International Company LLC

By:	/s/ John O’Connell
	Name:	John O’Connell
	Title:	Vice President

Signature page to the FOURTH AMENDMENT AND CONSENT, dated as of December 29, 2004 (this “Amendment”), to the Second Amended and Restated Credit Agreement, dated as of March 20, 2003, as amended (as so amended, the “Credit Agreement”), among NORCROSS SAFETY PRODUCTS L.L.C., a Delaware limited liability company (“NSP”), NORTH SAFETY PRODUCTS INC., a Delaware corporation (“North Safety”), MORNING PRIDE MANUFACTURING L.L.C., a Delaware limited liability company (“Morning Pride,” together with NSP and North Safety, the “U.S. Borrowers”), NORTH SAFETY PRODUCTS LTD., a company organized and existing under the laws of Ontario (“North Safety Canada” and, together with the U.S. Borrowers, the “Borrowers”), the several banks and other financial institutions or entities from time to time parties thereto (the “U. S. Lenders”), CANADIAN IMPERIAL BANK OF COMMERCE (the “Canadian Lender”), GENERAL ELECTRIC CAPITAL CORPORATION, as documentation agent (in such capacity, the “Documentation Agent”), CANADIAN IMPERIAL BANK OF COMMERCE, as syndication agent (in such capacity, the “Syndication Agent”) and FLEET NATIONAL BANK, as administrative agent (in such capacity, the “Administrative Agent”).

NAME OF LENDER

DEUTSCHE BANK TRUST COMPANY AMERICAS
By: DB Services New Jersey, Inc.

By:	/s/ Edward Schaffer
	Name:	Edward Schaffer
	Title:	Vice President

Signature page to the FOURTH AMENDMENT AND CONSENT, dated as of December 29, 2004 (this “Amendment”), to the Second Amended and Restated Credit Agreement, dated as of March 20, 2003, as amended (as so amended, the “Credit Agreement”), among NORCROSS SAFETY PRODUCTS L.L.C., a Delaware limited liability company (“NSP”), NORTH SAFETY PRODUCTS INC., a Delaware corporation (“North Safety”), MORNING PRIDE MANUFACTURING L.L.C., a Delaware limited liability company (“Morning Pride,” together with NSP and North Safety, the “U.S. Borrowers”), NORTH SAFETY PRODUCTS LTD., a company organized and existing under the laws of Ontario (“North Safety Canada” and, together with the U.S. Borrowers, the “Borrowers”), the several banks and other financial institutions or entities from time to time parties thereto (the “U. S. Lenders”), CANADIAN IMPERIAL BANK OF COMMERCE (the “Canadian Lender”), GENERAL ELECTRIC CAPITAL CORPORATION, as documentation agent (in such capacity, the “Documentation Agent”), CANADIAN IMPERIAL BANK OF COMMERCE, as syndication agent (in such capacity, the “Syndication Agent”) and FLEET NATIONAL BANK, as administrative agent (in such capacity, the “Administrative Agent”).

Flagship CLO II
By: Flagship Capital Management, Inc.

By:	/s/ Mark S. Pelletier
	Name:	Mark S. Pelletier
	Title:	Director

Signature page to the FOURTH AMENDMENT AND CONSENT, dated as of December 29, 2004 (this “Amendment”), to the Second Amended and Restated Credit Agreement, dated as of March 20, 2003, as amended (as so amended, the “Credit Agreement”), among NORCROSS SAFETY PRODUCTS L.L.C., a Delaware limited liability company (“NSP”), NORTH SAFETY PRODUCTS INC., a Delaware corporation (“North Safety”), MORNING PRIDE MANUFACTURING L.L.C., a Delaware limited liability company (“Morning Pride,” together with NSP and North Safety, the “U.S. Borrowers”), NORTH SAFETY PRODUCTS LTD., a company organized and existing under the laws of Ontario (“North Safety Canada” and, together with the U.S. Borrowers, the “Borrowers”), the several banks and other financial institutions or entities from time to time parties thereto (the “U. S. Lenders”), CANADIAN IMPERIAL BANK OF COMMERCE (the “Canadian Lender”), GENERAL ELECTRIC CAPITAL CORPORATION, as documentation agent (in such capacity, the “Documentation Agent”), CANADIAN IMPERIAL BANK OF COMMERCE, as syndication agent (in such capacity, the “Syndication Agent”) and FLEET NATIONAL BANK, as administrative agent (in such capacity, the “Administrative Agent”).

Flagship CLO-2001-1
By: Flagship Capital Management, Inc.

By:	/s/ Mark S. Pelletier
	Name:	Mark S. Pelletier
	Title:	Director

Signature page to the FOURTH AMENDMENT AND CONSENT, dated as of December 29, 2004 (this “Amendment”), to the Second Amended and Restated Credit Agreement, dated as of March 20, 2003, as amended (as so amended, the “Credit Agreement”), among NORCROSS SAFETY PRODUCTS L.L.C., a Delaware limited liability company (“NSP”), NORTH SAFETY PRODUCTS INC., a Delaware corporation (“North Safety”), MORNING PRIDE MANUFACTURING L.L.C., a Delaware limited liability company (“Morning Pride,” together with NSP and North Safety, the “U.S. Borrowers”), NORTH SAFETY PRODUCTS LTD., a company organized and existing under the laws of Ontario (“North Safety Canada” and, together with the U.S. Borrowers, the “Borrowers”), the several banks and other financial institutions or entities from time to time parties thereto (the “U. S. Lenders”), CANADIAN IMPERIAL BANK OF COMMERCE (the “Canadian Lender”), GENERAL ELECTRIC CAPITAL CORPORATION, as documentation agent (in such capacity, the “Documentation Agent”), CANADIAN IMPERIAL BANK OF COMMERCE, as syndication agent (in such capacity, the “Syndication Agent”) and FLEET NATIONAL BANK, as administrative agent (in such capacity, the “Administrative Agent”).

FOREST CREEK CLO, LTD.
By: Deerfield Capital Management LLC as its Collateral Manager

By:	/s/ Matt Stouffer
	Name:	Matt Stouffer
	Title:	Senior Vice President

Signature page to the FOURTH AMENDMENT AND CONSENT, dated as of December 29, 2004 (this “Amendment”), to the Second Amended and Restated Credit Agreement, dated as of March 20, 2003, as amended (as so amended, the “Credit Agreement”), among NORCROSS SAFETY PRODUCTS L.L.C., a Delaware limited liability company (“NSP”), NORTH SAFETY PRODUCTS INC., a Delaware corporation (“North Safety”), MORNING PRIDE MANUFACTURING L.L.C., a Delaware limited liability company (“Morning Pride,” together with NSP and North Safety, the “U.S. Borrowers”), NORTH SAFETY PRODUCTS LTD., a company organized and existing under the laws of Ontario (“North Safety Canada” and, together with the U.S. Borrowers, the “Borrowers”), the several banks and other financial institutions or entities from time to time parties thereto (the “U. S. Lenders”), CANADIAN IMPERIAL BANK OF COMMERCE (the “Canadian Lender”), GENERAL ELECTRIC CAPITAL CORPORATION, as documentation agent (in such capacity, the “Documentation Agent”), CANADIAN IMPERIAL BANK OF COMMERCE, as syndication agent (in such capacity, the “Syndication Agent”) and FLEET NATIONAL BANK, as administrative agent (in such capacity, the “Administrative Agent”).

Franklin CLO III, Limited
[NAME OF LENDER]

By:	/s/ David Ardini
Name:	DAVID ARDINI
Title:	VICE PRESIDENT

Signature page to the FOURTH AMENDMENT AND CONSENT, dated as of December 29, 2004 (this “Amendment”), to the Second Amended and Restated Credit Agreement, dated as of March 20, 2003, as amended (as so amended, the “Credit Agreement”), among NORCROSS SAFETY PRODUCTS L.L.C., a Delaware limited liability company (“NSP”), NORTH SAFETY PRODUCTS INC., a Delaware corporation (“North Safety”), MORNING PRIDE MANUFACTURING L.L.C., a Delaware limited liability company (“Morning Pride,” together with NSP and North Safety, the “U.S. Borrowers”), NORTH SAFETY PRODUCTS LTD., a company organized and existing under the laws of Ontario (“North Safety Canada” and, together with the U.S. Borrowers, the “Borrowers”), the several banks and other financial institutions or entities from time to time parties thereto (the “U. S. Lenders”), CANADIAN IMPERIAL BANK OF COMMERCE (the “Canadian Lender”), GENERAL ELECTRIC CAPITAL CORPORATION, as documentation agent (in such capacity, the “Documentation Agent”), CANADIAN IMPERIAL BANK OF COMMERCE, as syndication agent (in such capacity, the “Syndication Agent”) and FLEET NATIONAL BANK, as administrative agent (in such capacity, the “Administrative Agent”).

Franklin CLO IV, Limited
[NAME OF LENDER]

By:	/s/ David Ardini
Name:	DAVID ARDINI
Title:	VICE PRESIDENT

Signature page to the FOURTH AMENDMENT AND CONSENT, dated as of December 29, 2004 (this “Amendment”), to the Second Amended and Restated Credit Agreement, dated as of March 20, 2003, as amended (as so amended, the “Credit Agreement”), among NORCROSS SAFETY PRODUCTS L.L.C., a Delaware limited liability company (“NSP”), NORTH SAFETY PRODUCTS INC., a Delaware corporation (“North Safety”), MORNING PRIDE MANUFACTURING L.L.C., a Delaware limited liability company (“Morning Pride,” together with NSP and North Safety, the “U.S. Borrowers”), NORTH SAFETY PRODUCTS LTD., a company organized and existing under the laws of Ontario (“North Safety Canada” and, together with the U.S. Borrowers, the “Borrowers”), the several banks and other financial institutions or entities from time to time parties thereto (the “U. S. Lenders”), CANADIAN IMPERIAL BANK OF COMMERCE (the “Canadian Lender”), GENERAL ELECTRIC CAPITAL CORPORATION, as documentation agent (in such capacity, the “Documentation Agent”), CANADIAN IMPERIAL BANK OF COMMERCE, as syndication agent (in such capacity, the “Syndication Agent”) and FLEET NATIONAL BANK, as administrative agent (in such capacity, the “Administrative Agent”).

FRANKLIN FLOATING RATE DAILY ACCESS FUND
[NAME OF LENDER]

By:	/s/ Madeline Lam
	Name:	Madeline Lam
	Title:	Vice President

Signature page to the FOURTH AMENDMENT AND CONSENT, dated as of December 29, 2004 (this “Amendment”), to the Second Amended and Restated Credit Agreement, dated as of March 20, 2003, as amended (as so amended, the “Credit Agreement”), among NORCROSS SAFETY PRODUCTS L.L.C., a Delaware limited liability company (“NSP”), NORTH SAFETY PRODUCTS INC., a Delaware corporation (“North Safety”), MORNING PRIDE MANUFACTURING L.L.C., a Delaware limited liability company (“Morning Pride,” together with NSP and North Safety, the “U.S. Borrowers”), NORTH SAFETY PRODUCTS LTD., a company organized and existing under the laws of Ontario (“North Safety Canada” and, together with the U.S. Borrowers, the “Borrowers”), the several banks and other financial institutions or entities from time to time parties thereto (the “U. S. Lenders”), CANADIAN IMPERIAL BANK OF COMMERCE (the “Canadian Lender”), GENERAL ELECTRIC CAPITAL CORPORATION, as documentation agent (in such capacity, the “Documentation Agent”), CANADIAN IMPERIAL BANK OF COMMERCE, as syndication agent (in such capacity, the “Syndication Agent”) and FLEET NATIONAL BANK, as administrative agent (in such capacity, the “Administrative Agent”).

Franklin Floating Rate Master Series
[NAME OF LENDER]

By:	/s/ Madeline Lam
	Name:	Madeline Lam
	Title:	Vice President

Signature page to the FOURTH AMENDMENT AND CONSENT, dated as of December 29, 2004 (this “Amendment”), to the Second Amended and Restated Credit Agreement, dated as of March 20, 2003, as amended (as so amended, the “Credit Agreement”), among NORCROSS SAFETY PRODUCTS L.L.C., a Delaware limited liability company (“NSP”), NORTH SAFETY PRODUCTS INC., a Delaware corporation (“North Safety”), MORNING PRIDE MANUFACTURING L.L.C., a Delaware limited liability company (“Morning Pride,” together with NSP and North Safety, the “U.S. Borrowers”), NORTH SAFETY PRODUCTS LTD., a company organized and existing under the laws of Ontario (“North Safety Canada” and, together with the U.S. Borrowers, the “Borrowers”), the several banks and other financial institutions or entities from time to time parties thereto (the “U. S. Lenders”), CANADIAN IMPERIAL BANK OF COMMERCE (the “Canadian Lender”), GENERAL ELECTRIC CAPITAL CORPORATION, as documentation agent (in such capacity, the “Documentation Agent”), CANADIAN IMPERIAL BANK OF COMMERCE, as syndication agent (in such capacity, the “Syndication Agent”) and FLEET NATIONAL BANK, as administrative agent (in such capacity, the “Administrative Agent”).

Franklin Floating Rate Trust
[NAME OF LENDER]

By:	/s/ Madeline Lam
	Name:	Madeline Lam
	Title:	Vice President

Signature page to the FOURTH AMENDMENT AND CONSENT, dated as of December 29, 2004 (this “Amendment”), to the Second Amended and Restated Credit Agreement, dated as of March 20, 2003, as amended (as so amended, the “Credit Agreement”), among NORCROSS SAFETY PRODUCTS L.L.C., a Delaware limited liability company (“NSP”), NORTH SAFETY PRODUCTS INC., a Delaware corporation (“North Safety”), MORNING PRIDE MANUFACTURING L.L.C., a Delaware limited liability company (“Morning Pride,” together with NSP and North Safety, the “U.S. Borrowers”), NORTH SAFETY PRODUCTS LTD., a company organized and existing under the laws of Ontario (“North Safety Canada” and, together with the U.S. Borrowers, the “Borrowers”), the several banks and other financial institutions or entities from time to time parties thereto (the “U. S. Lenders”), CANADIAN IMPERIAL BANK OF COMMERCE (the “Canadian Lender”), GENERAL ELECTRIC CAPITAL CORPORATION, as documentation agent (in such capacity, the “Documentation Agent”), CANADIAN IMPERIAL BANK OF COMMERCE, as syndication agent (in such capacity, the “Syndication Agent”) and FLEET NATIONAL BANK, as administrative agent (in such capacity, the “Administrative Agent”).

GLENEAGLES TRADING LLC

By:	/s/ Meredith J. Koslick
	Name:	Meredith J. Koslick
	Title:	Assistant Vice President

Signature page to the FOURTH AMENDMENT AND CONSENT, dated as of December 29, 2004 (this “Amendment”), to the Second Amended and Restated Credit Agreement, dated as of March 20, 2003, as amended (as so amended, the “Credit Agreement”), among NORCROSS SAFETY PRODUCTS L.L.C., a Delaware limited liability company (“NSP”), NORTH SAFETY PRODUCTS INC., a Delaware corporation (“North Safety”), MORNING PRIDE MANUFACTURING L.L.C., a Delaware limited liability company (“Morning Pride,” together with NSP and North Safety, the “U.S. Borrowers”), NORTH SAFETY PRODUCTS LTD., a company organized and existing under the laws of Ontario (“North Safety Canada” and, together with the U.S. Borrowers, the “Borrowers”), the several banks and other financial institutions or entities from time to time parties thereto (the “U. S. Lenders”), CANADIAN IMPERIAL BANK OF COMMERCE (the “Canadian Lender”), GENERAL ELECTRIC CAPITAL CORPORATION, as documentation agent (in such capacity, the “Documentation Agent”), CANADIAN IMPERIAL BANK OF COMMERCE, as syndication agent (in such capacity, the “Syndication Agent”) and FLEET NATIONAL BANK, as administrative agent (in such capacity, the “Administrative Agent”).

GMAC COMMERCIAL FINANCE LLC
[NAME OF LENDER]

By:	/s/ Mike Williams
	Name:	MIKE WILLIAMS
	Title:	VP

Signature page to the FOURTH AMENDMENT AND CONSENT, dated as of December 29, 2004 (this “Amendment”), to the Second Amended and Restated Credit Agreement, dated as of March 20, 2003, as amended (as so amended, the “Credit Agreement”), among NORCROSS SAFETY PRODUCTS L.L.C., a Delaware limited liability company (“NSP”), NORTH SAFETY PRODUCTS INC., a Delaware corporation (“North Safety”), MORNING PRIDE MANUFACTURING L.L.C., a Delaware limited liability company (“Morning Pride,” together with NSP and North Safety, the “U.S. Borrowers”), NORTH SAFETY PRODUCTS LTD., a company organized and existing under the laws of Ontario (“North Safety Canada” and, together with the U.S. Borrowers, the “Borrowers”), the several banks and other financial institutions or entities from time to time parties thereto (the “U. S. Lenders”), CANADIAN IMPERIAL BANK OF COMMERCE (the “Canadian Lender”), GENERAL ELECTRIC CAPITAL CORPORATION, as documentation agent (in such capacity, the “Documentation Agent”), CANADIAN IMPERIAL BANK OF COMMERCE, as syndication agent (in such capacity, the “Syndication Agent”) and FLEET NATIONAL BANK, as administrative agent (in such capacity, the “Administrative Agent”).

GoldenTree Loan Opportunities I, Limited
By: GoldenTree Asset Management, LP

By:	/s/ Eric Seeve
	Name:	Eric Seeve
	Title:	Research Analyst

Signature page to the FOURTH AMENDMENT AND CONSENT, dated as of December 29, 2004 (this “Amendment”), to the Second Amended and Restated Credit Agreement, dated as of March 20, 2003, as amended (as so amended, the “Credit Agreement”), among NORCROSS SAFETY PRODUCTS L.L.C., a Delaware limited liability company (“NSP”), NORTH SAFETY PRODUCTS INC., a Delaware corporation (“North Safety”), MORNING PRIDE MANUFACTURING L.L.C., a Delaware limited liability company (“Morning Pride,” together with NSP and North Safety, the “U.S. Borrowers”), NORTH SAFETY PRODUCTS LTD., a company organized and existing under the laws of Ontario (“North Safety Canada” and, together with the U.S. Borrowers, the “Borrowers”), the several banks and other financial institutions or entities from time to time parties thereto (the “U. S. Lenders”), CANADIAN IMPERIAL BANK OF COMMERCE (the “Canadian Lender”), GENERAL ELECTRIC CAPITAL CORPORATION, as documentation agent (in such capacity, the “Documentation Agent”), CANADIAN IMPERIAL BANK OF COMMERCE, as syndication agent (in such capacity, the “Syndication Agent”) and FLEET NATIONAL BANK, as administrative agent (in such capacity, the “Administrative Agent”).

GoldenTree Loan Opportunities II, Limited
By: GoldenTree Asset Management, LP

By:	/s/ Eric Seeve
	Name:	Eric Seeve
	Title:	Research Analyst

Signature page to the FOURTH AMENDMENT AND CONSENT, dated as of December 29, 2004 (this “Amendment”), to the Second Amended and Restated Credit Agreement, dated as of March 20, 2003, as amended (as so amended, the “Credit Agreement”), among NORCROSS SAFETY PRODUCTS L.L.C., a Delaware limited liability company (“NSP”), NORTH SAFETY PRODUCTS INC., a Delaware corporation (“North Safety”), MORNING PRIDE MANUFACTURING L.L.C., a Delaware limited liability company (“Morning Pride,” together with NSP and North Safety, the “U.S. Borrowers”), NORTH SAFETY PRODUCTS LTD., a company organized and existing under the laws of Ontario (“North Safety Canada” and, together with the U.S. Borrowers, the “Borrowers”), the several banks and other financial institutions or entities from time to time parties thereto (the “U. S. Lenders”), CANADIAN IMPERIAL BANK OF COMMERCE (the “Canadian Lender”), GENERAL ELECTRIC CAPITAL CORPORATION, as documentation agent (in such capacity, the “Documentation Agent”), CANADIAN IMPERIAL BANK OF COMMERCE, as syndication agent (in such capacity, the “Syndication Agent”) and FLEET NATIONAL BANK, as administrative agent (in such capacity, the “Administrative Agent”).

Hewett’s Island CDO, Ltd.
By: CypressTree Investment Management Company, Inc., as Portfolio Manager.

By:	/s/ Jeffrey Megar

Name:	Jeffrey Megar, CFA
Title:	Managing Director

Signature page to the FOURTH AMENDMENT AND CONSENT, dated as of December 29, 2004 (this “Amendment”), to the Second Amended and Restated Credit Agreement, dated as of March 20, 2003, as amended (as so amended, the “Credit Agreement”), among NORCROSS SAFETY PRODUCTS L.L.C., a Delaware limited liability company (“NSP”), NORTH SAFETY PRODUCTS INC., a Delaware corporation (“North Safety”), MORNING PRIDE MANUFACTURING L.L.C., a Delaware limited liability company (“Morning Pride,” together with NSP and North Safety, the “U.S. Borrowers”), NORTH SAFETY PRODUCTS LTD., a company organized and existing under the laws of Ontario (“North Safety Canada” and, together with the U.S. Borrowers, the “Borrowers”), the several banks and other financial institutions or entities from time to time parties thereto (the “U. S. Lenders”), CANADIAN IMPERIAL BANK OF COMMERCE (the “Canadian Lender”), GENERAL ELECTRIC CAPITAL CORPORATION, as documentation agent (in such capacity, the “Documentation Agent”), CANADIAN IMPERIAL BANK OF COMMERCE, as syndication agent (in such capacity, the “Syndication Agent”) and FLEET NATIONAL BANK, as administrative agent (in such capacity, the “Administrative Agent”).

ING SENIOR INCOME FUND
By: ING Investment Management, Co. as its investment manager

By:	/s/ Theodore M. Haag
Name:	Theodore M. Haag
Title:	Vice President

Signature page to the FOURTH AMENDMENT AND CONSENT, dated as of December 29, 2004 (this “Amendment”), to the Second Amended and Restated Credit Agreement, dated as of March 20, 2003, as amended (as so amended, the “Credit Agreement”), among NORCROSS SAFETY PRODUCTS L.L.C., a Delaware limited liability company (“NSP”), NORTH SAFETY PRODUCTS INC., a Delaware corporation (“North Safety”), MORNING PRIDE MANUFACTURING L.L.C., a Delaware limited liability company (“Morning Pride,” together with NSP and North Safety, the “U.S. Borrowers”), NORTH SAFETY PRODUCTS LTD., a company organized and existing under the laws of Ontario (“North Safety Canada” and, together with the U.S. Borrowers, the “Borrowers”), the several banks and other financial institutions or entities from time to time parties thereto (the “U. S. Lenders”), CANADIAN IMPERIAL BANK OF COMMERCE (the “Canadian Lender”), GENERAL ELECTRIC CAPITAL CORPORATION, as documentation agent (in such capacity, the “Documentation Agent”), CANADIAN IMPERIAL BANK OF COMMERCE, as syndication agent (in such capacity, the “Syndication Agent”) and FLEET NATIONAL BANK, as administrative agent (in such capacity, the “Administrative Agent”).

ING PRIME RATE TRUST
By: ING Investment Management, Co. as its investment manager

By:	/s/ Theodore M. Haag
Name:	Theodore M. Haag
Title:	Theodore M. Haag

Signature page to the FOURTH AMENDMENT AND CONSENT, dated as of December 29, 2004 (this “Amendment”), to the Second Amended and Restated Credit Agreement, dated as of March 20, 2003, as amended (as so amended, the “Credit Agreement”), among NORCROSS SAFETY PRODUCTS L.L.C., a Delaware limited liability company (“NSP”), NORTH SAFETY PRODUCTS INC., a Delaware corporation (“North Safety”), MORNING PRIDE MANUFACTURING L.L.C., a Delaware limited liability company (“Morning Pride,” together with NSP and North Safety, the “U.S. Borrowers”), NORTH SAFETY PRODUCTS LTD., a company organized and existing under the laws of Ontario (“North Safety Canada” and, together with the U.S. Borrowers, the “Borrowers”), the several banks and other financial institutions or entities from time to time parties thereto (the “U. S. Lenders”), CANADIAN IMPERIAL BANK OF COMMERCE (the “Canadian Lender”), GENERAL ELECTRIC CAPITAL CORPORATION, as documentation agent (in such capacity, the “Documentation Agent”), CANADIAN IMPERIAL BANK OF COMMERCE, as syndication agent (in such capacity, the “Syndication Agent”) and FLEET NATIONAL BANK, as administrative agent (in such capacity, the “Administrative Agent”).

KZH CYPRESSTREE-1 LLC
[NAME OF LENDER]

By:	/s/ Hi Hua
	Name:	HI HUA
	Title:	AUTHORIZED AGENT

Signature page to the FOURTH AMENDMENT AND CONSENT, dated as of December 29, 2004 (this “Amendment”), to the Second Amended and Restated Credit Agreement, dated as of March 20, 2003, as amended (as so amended, the “Credit Agreement”), among NORCROSS SAFETY PRODUCTS L.L.C., a Delaware limited liability company (“NSP”), NORTH SAFETY PRODUCTS INC., a Delaware corporation (“North Safety”), MORNING PRIDE MANUFACTURING L.L.C., a Delaware limited liability company (“Morning Pride,” together with NSP and North Safety, the “U.S. Borrowers”), NORTH SAFETY PRODUCTS LTD., a company organized and existing under the laws of Ontario (“North Safety Canada” and, together with the U.S. Borrowers, the “Borrowers”), the several banks and other financial institutions or entities from time to time parties thereto (the “U. S. Lenders”), CANADIAN IMPERIAL BANK OF COMMERCE (the “Canadian Lender”), GENERAL ELECTRIC CAPITAL CORPORATION, as documentation agent (in such capacity, the “Documentation Agent”), CANADIAN IMPERIAL BANK OF COMMERCE, as syndication agent (in such capacity, the “Syndication Agent”) and FLEET NATIONAL BANK, as administrative agent (in such capacity, the “Administrative Agent”).

KZH STERLING LLC
[NAME OF LENDER]

By:	/s/ Hi Hua
	Name:	HI HUA
	Title:	AUTHORIZED AGENT

Signature page to the FOURTH AMENDMENT AND CONSENT, dated as of December 29, 2004 (this “Amendment”), to the Second Amended and Restated Credit Agreement, dated as of March 20, 2003, as amended (as so amended, the “Credit Agreement”), among NORCROSS SAFETY PRODUCTS L.L.C., a Delaware limited liability company (“NSP”), NORTH SAFETY PRODUCTS INC., a Delaware corporation (“North Safety”), MORNING PRIDE MANUFACTURING L.L.C., a Delaware limited liability company (“Morning Pride,” together with NSP and North Safety, the “U.S. Borrowers”), NORTH SAFETY PRODUCTS LTD., a company organized and existing under the laws of Ontario (“North Safety Canada” and, together with the U.S. Borrowers, the “Borrowers”), the several banks and other financial institutions or entities from time to time parties thereto (the “U. S. Lenders”), CANADIAN IMPERIAL BANK OF COMMERCE (the “Canadian Lender”), GENERAL ELECTRIC CAPITAL CORPORATION, as documentation agent (in such capacity, the “Documentation Agent”), CANADIAN IMPERIAL BANK OF COMMERCE, as syndication agent (in such capacity, the “Syndication Agent”) and FLEET NATIONAL BANK, as administrative agent (in such capacity, the “Administrative Agent”).

LOAN FUNDING IV, LLC
By: Highland Capital Management, L.P. As Portfolio Manager

By:	/s/ James Dondero
	Name:	James Dondero, CFA, CPA
	Title:	President
Highland Capital Management, L.P.

Signature page to the FOURTH AMENDMENT AND CONSENT, dated as of December 29, 2004 (this “Amendment”), to the Second Amended and Restated Credit Agreement, dated as of March 20, 2003, as amended (as so amended, the “Credit Agreement”), among NORCROSS SAFETY PRODUCTS L.L.C., a Delaware limited liability company (“NSP”), NORTH SAFETY PRODUCTS INC., a Delaware corporation (“North Safety”), MORNING PRIDE MANUFACTURING L.L.C., a Delaware limited liability company (“Morning Pride,” together with NSP and North Safety, the “U.S. Borrowers”), NORTH SAFETY PRODUCTS LTD., a company organized and existing under the laws of Ontario (“North Safety Canada” and, together with the U.S. Borrowers, the “Borrowers”), the several banks and other financial institutions or entities from time to time parties thereto (the “U. S. Lenders”), CANADIAN IMPERIAL BANK OF COMMERCE (the “Canadian Lender”), GENERAL ELECTRIC CAPITAL CORPORATION, as documentation agent (in such capacity, the “Documentation Agent”), CANADIAN IMPERIAL BANK OF COMMERCE, as syndication agent (in such capacity, the “Syndication Agent”) and FLEET NATIONAL BANK, as administrative agent (in such capacity, the “Administrative Agent”).

LONG GROVE CLO, LTD.
By: Deerfield Capital Management LLC as its Collateral Manager

By:	/s/ Matt Stouffer
	Name:	Matt Stouffer
	Title:	Senior Vice President

Signature page to the FOURTH AMENDMENT AND CONSENT, dated as of December 29, 2004 (this “Amendment”), to the Second Amended and Restated Credit Agreement, dated as of March 20, 2003, as amended (as so amended, the “Credit Agreement”), among NORCROSS SAFETY PRODUCTS L.L.C., a Delaware limited liability company (“NSP”), NORTH SAFETY PRODUCTS INC., a Delaware corporation (“North Safety”), MORNING PRIDE MANUFACTURING L.L.C., a Delaware limited liability company (“Morning Pride,” together with NSP and North Safety, the “U.S. Borrowers”), NORTH SAFETY PRODUCTS LTD., a company organized and existing under the laws of Ontario (“North Safety Canada” and, together with the U.S. Borrowers, the “Borrowers”), the several banks and other financial institutions or entities from time to time parties thereto (the “U. S. Lenders”), CANADIAN IMPERIAL BANK OF COMMERCE (the “Canadian Lender”), GENERAL ELECTRIC CAPITAL CORPORATION, as documentation agent (in such capacity, the “Documentation Agent”), CANADIAN IMPERIAL BANK OF COMMERCE, as syndication agent (in such capacity, the “Syndication Agent”) and FLEET NATIONAL BANK, as administrative agent (in such capacity, the “Administrative Agent”).

MARINER CDO 2002, LTD.

By: Antares Asset Management Inc., as Collateral Manager

By:	/s/ David Mahon
	Name:	David Mahon
	Title:	Vice President

Signature page to the FOURTH AMENDMENT AND CONSENT, dated as of December 29, 2004 (this “Amendment”), to the Second Amended and Restated Credit Agreement, dated as of March 20, 2003, as amended (as so amended, the “Credit Agreement”), among NORCROSS SAFETY PRODUCTS L.L.C., a Delaware limited liability company (“NSP”), NORTH SAFETY PRODUCTS INC., a Delaware corporation (“North Safety”), MORNING PRIDE MANUFACTURING L.L.C., a Delaware limited liability company (“Morning Pride,” together with NSP and North Safety, the “U.S. Borrowers”), NORTH SAFETY PRODUCTS LTD., a company organized and existing under the laws of Ontario (“North Safety Canada” and, together with the U.S. Borrowers, the “Borrowers”), the several banks and other financial institutions or entities from time to time parties thereto (the “U. S. Lenders”), CANADIAN IMPERIAL BANK OF COMMERCE (the “Canadian Lender”), GENERAL ELECTRIC CAPITAL CORPORATION, as documentation agent (in such capacity, the “Documentation Agent”), CANADIAN IMPERIAL BANK OF COMMERCE, as syndication agent (in such capacity, the “Syndication Agent”) and FLEET NATIONAL BANK, as administrative agent (in such capacity, the “Administrative Agent”).

MERRILL LYNCH CAPITAL, a division of Merrill Lynch Business Financial Services Inc.

By:	/s/ Julia F. Maslanka
	Name:	Julia F. Maslanka
	Title:	Vice President

Signature page to the FOURTH AMENDMENT AND CONSENT, dated as of December 29, 2004 (this “Amendment”), to the Second Amended and Restated Credit Agreement, dated as of March 20, 2003, as amended (as so amended, the “Credit Agreement”), among NORCROSS SAFETY PRODUCTS L.L.C., a Delaware limited liability company (“NSP”), NORTH SAFETY PRODUCTS INC., a Delaware corporation (“North Safety”), MORNING PRIDE MANUFACTURING L.L.C., a Delaware limited liability company (“Morning Pride,” together with NSP and North Safety, the “U.S. Borrowers”), NORTH SAFETY PRODUCTS LTD., a company organized and existing under the laws of Ontario (“North Safety Canada” and, together with the U.S. Borrowers, the “Borrowers”), the several banks and other financial institutions or entities from time to time parties thereto (the “U. S. Lenders”), CANADIAN IMPERIAL BANK OF COMMERCE (the “Canadian Lender”), GENERAL ELECTRIC CAPITAL CORPORATION, as documentation agent (in such capacity, the “Documentation Agent”), CANADIAN IMPERIAL BANK OF COMMERCE, as syndication agent (in such capacity, the “Syndication Agent”) and FLEET NATIONAL BANK, as administrative agent (in such capacity, the “Administrative Agent”).

ML CLO XII PILGRIM AMERICA (CAYMAN) LTD,
By: ING Investments, LLC as its investment manager

By:	/s/ Theodore M. Haag
Name:	Theodore M. Haag
Title:	Vice President

Signature page to the FOURTH AMENDMENT AND CONSENT, dated as of December 29, 2004 (this “Amendment”), to the Second Amended and Restated Credit Agreement, dated as of March 20, 2003, as amended (as so amended, the “Credit Agreement”), among NORCROSS SAFETY PRODUCTS L.L.C., a Delaware limited liability company (“NSP”), NORTH SAFETY PRODUCTS INC., a Delaware corporation (“North Safety”), MORNING PRIDE MANUFACTURING L.L.C., a Delaware limited liability company (“Morning Pride,” together with NSP and North Safety, the “U.S. Borrowers”), NORTH SAFETY PRODUCTS LTD., a company organized and existing under the laws of Ontario (“North Safety Canada” and, together with the U.S. Borrowers, the “Borrowers”), the several banks and other financial institutions or entities from time to time parties thereto (the “U. S. Lenders”), CANADIAN IMPERIAL BANK OF COMMERCE (the “Canadian Lender”), GENERAL ELECTRIC CAPITAL CORPORATION, as documentation agent (in such capacity, the “Documentation Agent”), CANADIAN IMPERIAL BANK OF COMMERCE, as syndication agent (in such capacity, the “Syndication Agent”) and FLEET NATIONAL BANK, as administrative agent (in such capacity, the “Administrative Agent”).

ML CLO XV PILGRIM AMERICA (CAYMAN) LTD,
By: ING Investments, LLC as its investment manager

By:	/s/ Theodore M. Haag
Name:	Theodore M. Haag
Title:	Vice President

Signature page to the FOURTH AMENDMENT AND CONSENT, dated as of December 29, 2004 (this “Amendment”), to the Second Amended and Restated Credit Agreement, dated as of March 20, 2003, as amended (as so amended, the “Credit Agreement”), among NORCROSS SAFETY PRODUCTS L.L.C., a Delaware limited liability company (“NSP”), NORTH SAFETY PRODUCTS INC., a Delaware corporation (“North Safety”), MORNING PRIDE MANUFACTURING L.L.C., a Delaware limited liability company (“Morning Pride,” together with NSP and North Safety, the “U.S. Borrowers”), NORTH SAFETY PRODUCTS LTD., a company organized and existing under the laws of Ontario (“North Safety Canada” and, together with the U.S. Borrowers, the “Borrowers”), the several banks and other financial institutions or entities from time to time parties thereto (the “U. S. Lenders”), CANADIAN IMPERIAL BANK OF COMMERCE (the “Canadian Lender”), GENERAL ELECTRIC CAPITAL CORPORATION, as documentation agent (in such capacity, the “Documentation Agent”), CANADIAN IMPERIAL BANK OF COMMERCE, as syndication agent (in such capacity, the “Syndication Agent”) and FLEET NATIONAL BANK, as administrative agent (in such capacity, the “Administrative Agent”).

Monument Capital Ltd., as Assignee
By: Alliance Capital Management L.P., as Investment Manager
By: Alliance Capital Management Corporation, as General Partner

By:	/s/ Joel Serebransky

	Name:	Joel Serebransky
	Title:	Senior Vice President

Signature page to the FOURTH AMENDMENT AND CONSENT, dated as of December 29, 2004 (this “Amendment”), to the Second Amended and Restated Credit Agreement, dated as of March 20, 2003, as amended (as so amended, the “Credit Agreement”), among NORCROSS SAFETY PRODUCTS L.L.C., a Delaware limited liability company (“NSP”), NORTH SAFETY PRODUCTS INC., a Delaware corporation (“North Safety”), MORNING PRIDE MANUFACTURING L.L.C., a Delaware limited liability company (“Morning Pride,” together with NSP and North Safety, the “U.S. Borrowers”), NORTH SAFETY PRODUCTS LTD., a company organized and existing under the laws of Ontario (“North Safety Canada” and, together with the U.S. Borrowers, the “Borrowers”), the several banks and other financial institutions or entities from time to time parties thereto (the “U. S. Lenders”), CANADIAN IMPERIAL BANK OF COMMERCE (the “Canadian Lender”), GENERAL ELECTRIC CAPITAL CORPORATION, as documentation agent (in such capacity, the “Documentation Agent”), CANADIAN IMPERIAL BANK OF COMMERCE, as syndication agent (in such capacity, the “Syndication Agent”) and FLEET NATIONAL BANK, as administrative agent (in such capacity, the “Administrative Agent”).

MUIRFIELD TRADING LLC

By:	/s/ Meredith J. Koslick
	Name:	Meredith J. Koslick
	Title:	Assistant Vice President

Signature page to the FOURTH AMENDMENT AND CONSENT, dated as of December 29, 2004 (this “Amendment”), to the Second Amended and Restated Credit Agreement, dated as of March 20, 2003, as amended (as so amended, the “Credit Agreement”), among NORCROSS SAFETY PRODUCTS L.L.C., a Delaware limited liability company (“NSP”), NORTH SAFETY PRODUCTS INC., a Delaware corporation (“North Safety”), MORNING PRIDE MANUFACTURING L.L.C., a Delaware limited liability company (“Morning Pride,” together with NSP and North Safety, the “U.S. Borrowers”), NORTH SAFETY PRODUCTS LTD., a company organized and existing under the laws of Ontario (“North Safety Canada” and, together with the U.S. Borrowers, the “Borrowers”), the several banks and other financial institutions or entities from time to time parties thereto (the “U. S. Lenders”), CANADIAN IMPERIAL BANK OF COMMERCE (the “Canadian Lender”), GENERAL ELECTRIC CAPITAL CORPORATION, as documentation agent (in such capacity, the “Documentation Agent”), CANADIAN IMPERIAL BANK OF COMMERCE, as syndication agent (in such capacity, the “Syndication Agent”) and FLEET NATIONAL BANK, as administrative agent (in such capacity, the “Administrative Agent”).

National City Bank
NAME OF LENDER

By:	/s/ Renee M. Bonnell
Name:	Renee M. Bonnell
Title:	Account Officer

Signature page to the FOURTH AMENDMENT AND CONSENT, dated as of December 29, 2004 (this “Amendment”), to the Second Amended and Restated Credit Agreement, dated as of March 20, 2003, as amended (as so amended, the “Credit Agreement”), among NORCROSS SAFETY PRODUCTS L.L.C., a Delaware limited liability company (“NSP”), NORTH SAFETY PRODUCTS INC., a Delaware corporation (“North Safety”), MORNING PRIDE MANUFACTURING L.L.C., a Delaware limited liability company (“Morning Pride,” together with NSP and North Safety, the “U.S. Borrowers”), NORTH SAFETY PRODUCTS LTD., a company organized and existing under the laws of Ontario (“North Safety Canada” and, together with the U.S. Borrowers, the “Borrowers”), the several banks and other financial institutions or entities from time to time parties thereto (the “U. S. Lenders”), CANADIAN IMPERIAL BANK OF COMMERCE (the “Canadian Lender”), GENERAL ELECTRIC CAPITAL CORPORATION, as documentation agent (in such capacity, the “Documentation Agent”), CANADIAN IMPERIAL BANK OF COMMERCE, as syndication agent (in such capacity, the “Syndication Agent”) and FLEET NATIONAL BANK, as administrative agent (in such capacity, the “Administrative Agent”).

ROSEMONT CLO, LTD.
By: Deerfield Capital Management LLC as its Collateral Manager

By:	/s/ Matt Stouffer
	Name:	Matt Stouffer
	Title:	Senior Vice President

Signature page to the FOURTH AMENDMENT AND CONSENT, dated as of December 29, 2004 (this “Amendment”), to the Second Amended and Restated Credit Agreement, dated as of March 20, 2003, as amended (as so amended, the “Credit Agreement”), among NORCROSS SAFETY PRODUCTS L.L.C., a Delaware limited liability company (“NSP”), NORTH SAFETY PRODUCTS INC., a Delaware corporation (“North Safety”), MORNING PRIDE MANUFACTURING L.L.C., a Delaware limited liability company (“Morning Pride,” together with NSP and North Safety, the “U.S. Borrowers”), NORTH SAFETY PRODUCTS LTD., a company organized and existing under the laws of Ontario (“North Safety Canada” and, together with the U.S. Borrowers, the “Borrowers”), the several banks and other financial institutions or entities from time to time parties thereto (the “U. S. Lenders”), CANADIAN IMPERIAL BANK OF COMMERCE (the “Canadian Lender”), GENERAL ELECTRIC CAPITAL CORPORATION, as documentation agent (in such capacity, the “Documentation Agent”), CANADIAN IMPERIAL BANK OF COMMERCE, as syndication agent (in such capacity, the “Syndication Agent”) and FLEET NATIONAL BANK, as administrative agent (in such capacity, the “Administrative Agent”).

Sequils-Centurion V, Ltd.
By: American Express Asset Management Group, Inc. as Collateral Manager
[NAME OF LENDER]

By:	/s/ Vincent P. Pham
	Name:	Vincent P. Pham
	Title:	Director-Operations

Signature page to the FOURTH AMENDMENT AND CONSENT, dated as of December 29, 2004 (this “Amendment”), to the Second Amended and Restated Credit Agreement, dated as of March 20, 2003, as amended (as so amended, the “Credit Agreement”), among NORCROSS SAFETY PRODUCTS L.L.C., a Delaware limited liability company (“NSP”), NORTH SAFETY PRODUCTS INC., a Delaware corporation (“North Safety”), MORNING PRIDE MANUFACTURING L.L.C., a Delaware limited liability company (“Morning Pride,” together with NSP and North Safety, the “U.S. Borrowers”), NORTH SAFETY PRODUCTS LTD., a company organized and existing under the laws of Ontario (“North Safety Canada” and, together with the U.S. Borrowers, the “Borrowers”), the several banks and other financial institutions or entities from time to time parties thereto (the “U. S. Lenders”), CANADIAN IMPERIAL BANK OF COMMERCE (the “Canadian Lender”), GENERAL ELECTRIC CAPITAL CORPORATION, as documentation agent (in such capacity, the “Documentation Agent”), CANADIAN IMPERIAL BANK OF COMMERCE, as syndication agent (in such capacity, the “Syndication Agent”) and FLEET NATIONAL BANK, as administrative agent (in such capacity, the “Administrative Agent”).

SEQUILS-CUMBERLAND I, LTD.
By: Deerfield Capital Management LLC as its Collateral Manager

By:	/s/ Matt Stouffer
	Name:	Matt Stouffer
	Title:	Senior Vice President

Signature page to the FOURTH AMENDMENT AND CONSENT, dated as of December 29, 2004 (this “Amendment”), to the Second Amended and Restated Credit Agreement, dated as of March 20, 2003, as amended (as so amended, the “Credit Agreement”), among NORCROSS SAFETY PRODUCTS L.L.C., a Delaware limited liability company (“NSP”), NORTH SAFETY PRODUCTS INC., a Delaware corporation (“North Safety”), MORNING PRIDE MANUFACTURING L.L.C., a Delaware limited liability company (“Morning Pride,” together with NSP and North Safety, the “U.S. Borrowers”), NORTH SAFETY PRODUCTS LTD., a company organized and existing under the laws of Ontario (“North Safety Canada” and, together with the U.S. Borrowers, the “Borrowers”), the several banks and other financial institutions or entities from time to time parties thereto (the “U. S. Lenders”), CANADIAN IMPERIAL BANK OF COMMERCE (the “Canadian Lender”), GENERAL ELECTRIC CAPITAL CORPORATION, as documentation agent (in such capacity, the “Documentation Agent”), CANADIAN IMPERIAL BANK OF COMMERCE, as syndication agent (in such capacity, the “Syndication Agent”) and FLEET NATIONAL BANK, as administrative agent (in such capacity, the “Administrative Agent”).

SEQUILS - PILGRIM I, LTD
By: ING Investments, LLC as its investment manager

By:	/s/ Theodore M. Haag
Name:	Theodore M. Haag
Title:	Vice President

Signature page to the FOURTH AMENDMENT AND CONSENT, dated as of December 29, 2004 (this “Amendment”), to the Second Amended and Restated Credit Agreement, dated as of March 20, 2003, as amended (as so amended, the “Credit Agreement”), among NORCROSS SAFETY PRODUCTS L.L.C., a Delaware limited liability company (“NSP”), NORTH SAFETY PRODUCTS INC., a Delaware corporation (“North Safety”), MORNING PRIDE MANUFACTURING L.L.C., a Delaware limited liability company (“Morning Pride,” together with NSP and North Safety, the “U.S. Borrowers”), NORTH SAFETY PRODUCTS LTD., a company organized and existing under the laws of Ontario (“North Safety Canada” and, together with the U.S. Borrowers, the “Borrowers”), the several banks and other financial institutions or entities from time to time parties thereto (the “U. S. Lenders”), CANADIAN IMPERIAL BANK OF COMMERCE (the “Canadian Lender”), GENERAL ELECTRIC CAPITAL CORPORATION, as documentation agent (in such capacity, the “Documentation Agent”), CANADIAN IMPERIAL BANK OF COMMERCE, as syndication agent (in such capacity, the “Syndication Agent”) and FLEET NATIONAL BANK, as administrative agent (in such capacity, the “Administrative Agent”).

Stanfield Carrera CLO, Ltd.
By: Stanfield Capital Partners LLC as its Asset Manager

By:	/s/ Christopher E. Jansen
	Name:	Christopher E. Jansen
	Title:	Managing Partner

Signature page to the FOURTH AMENDMENT AND CONSENT, dated as of December 29, 2004 (this “Amendment”), to the Second Amended and Restated Credit Agreement, dated as of March 20, 2003, as amended (as so amended, the “Credit Agreement”), among NORCROSS SAFETY PRODUCTS L.L.C., a Delaware limited liability company (“NSP”), NORTH SAFETY PRODUCTS INC., a Delaware corporation (“North Safety”), MORNING PRIDE MANUFACTURING L.L.C., a Delaware limited liability company (“Morning Pride,” together with NSP and North Safety, the “U.S. Borrowers”), NORTH SAFETY PRODUCTS LTD., a company organized and existing under the laws of Ontario (“North Safety Canada” and, together with the U.S. Borrowers, the “Borrowers”), the several banks and other financial institutions or entities from time to time parties thereto (the “U. S. Lenders”), CANADIAN IMPERIAL BANK OF COMMERCE (the “Canadian Lender”), GENERAL ELECTRIC CAPITAL CORPORATION, as documentation agent (in such capacity, the “Documentation Agent”), CANADIAN IMPERIAL BANK OF COMMERCE, as syndication agent (in such capacity, the “Syndication Agent”) and FLEET NATIONAL BANK, as administrative agent (in such capacity, the “Administrative Agent”).

The Travelers Insurance Company

By:	/s/ Allen Cantrell
Name:	Allen Cantrell
Title:	Investment Officer

Signature page to the FOURTH AMENDMENT AND CONSENT, dated as of December 29, 2004 (this “Amendment”), to the Second Amended and Restated Credit Agreement, dated as of March 20, 2003, as amended (as so amended, the “Credit Agreement”), among NORCROSS SAFETY PRODUCTS L.L.C., a Delaware limited liability company (“NSP”), NORTH SAFETY PRODUCTS INC., a Delaware corporation (“North Safety”), MORNING PRIDE MANUFACTURING L.L.C., a Delaware limited liability company (“Morning Pride,” together with NSP and North Safety, the “U.S. Borrowers”), NORTH SAFETY PRODUCTS LTD., a company organized and existing under the laws of Ontario (“North Safety Canada” and, together with the U.S. Borrowers, the “Borrowers”), the several banks and other financial institutions or entities from time to time parties thereto (the “U. S. Lenders”), CANADIAN IMPERIAL BANK OF COMMERCE (the “Canadian Lender”), GENERAL ELECTRIC CAPITAL CORPORATION, as documentation agent (in such capacity, the “Documentation Agent”), CANADIAN IMPERIAL BANK OF COMMERCE, as syndication agent (in such capacity, the “Syndication Agent”) and FLEET NATIONAL BANK, as administrative agent (in such capacity, the “Administrative Agent”).

Windsor Loan Funding, Limited
Stanfield Capital Partners LLC
By:		as its Investment Manager

By:	/s/ Christopher E. Jansen
	Name:	Christopher E. Jansen
	Title:	Managing Partner

ACKNOWLEDGMENT AND CONSENT

Each of the undersigned as guarantors under the Second Amended and Restated Guarantee and Collateral Agreement, dated as of March 20, 2003 (as amended, supplemented or otherwise modified from time to time, the “Guarantee”), made by the undersigned in favor of the Administrative Agent, for the benefit of the Lenders, hereby (a) consents to the transactions contemplated by this Amendment, and (b) acknowledges and agrees that the guarantees (and grants of collateral security therefor) contained in such Guarantee are, and shall remain, in full force and effect after giving effect to this Amendment, and all prior modifications to the Credit Agreement and the Guarantee.

NSP HOLDING L.L.C.

By:	/s/ David F. Myers, Jr.
Name: DAVID F. MYERS, JR.
Title: EVP/CFO

NORCROSS SAFETY PRODUCTS L.L.C.

By:	/s/ David F. Myers, Jr.
Name: DAVID F. MYERS, JR.
Title: EVP/CFO

MORNING PRIDE MANUFACTURING L.L.C.

By:	/s/ David F. Myers, Jr.
Name: DAVID F. MYERS, JR.
Title: EVP/CFO

NORTH SAFETY PRODUCTS INC.

By:	/s/ David F. Myers, Jr.
Name: DAVID F. MYERS, JR.
Title: EVP/CFO

NORTH SAFETY MEXICO HOLDINGS LLC

By:	/s/ David F. Myers, Jr.
Name: DAVID F. MYERS, JR.
Title: EVP/CFO